UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2014

AMBIENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23723	98-0166007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 WELLS AVENUE, SUITE 11, NEWTON, MASSACHUSETTS, 02459
 (Address of principal executive offices, including Zip Code)

617- 332-0004
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Form 8-K”) regarding the DIP Financing Agreement (as defined below) and the Asset Purchase Agreement (as defined below) is incorporated herein by reference.

Item 1.03    Bankruptcy or Receivership.

On July 28, 2014 (the “Petition Date”), Ambient Corporation (the “Company”) filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 case is being administered under the caption “In re Ambient Corporation”, Case No. 14-11791 (KG) (the “Chapter 11 Case”). The Company continues to operate its businesses and manage its properties as “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

On the Petition Date, the Company entered into a “stalking horse” Asset Purchase Agreement (the “Asset Purchase Agreement”) with Ericsson Inc. (the “Buyer”), pursuant to which the Buyer agreed to purchase substantially all of the assets of the Company (such assets, the “Assets,” and such transaction, the “Asset Sale”).

The Company has sought the Bankruptcy Court's approval of the Buyer as the “stalking horse” bidder in an auction of the Assets under Section 363 of the Bankruptcy Code. If approved by the Bankruptcy Court as the stalking horse bidder, the Buyer’s offer to purchase the Assets, as set forth in the Asset Purchase Agreement, would be the standard by which any other bids to purchase the Assets would be evaluated.

The Asset Purchase Agreement provides for consideration to be paid by the Buyer in the form of assumption of specified liabilities and payment in cash to the Company of $7,500,000, inclusive of the amounts to be advanced under the DIP Financing discussed below. The transaction is subject to certain closing conditions as specified in the Asset Purchase Agreement. The Asset Purchase Agreement also provides for expense reimbursement and a break-up fee, in each case payable to the Buyer upon the occurrence of certain events.

In connection with the Chapter 11 Case, the Company filed motions seeking Bankruptcy Court approval of debtor-in-possession financing on the terms set forth in that certain Debtor-in-Possession Loan and Security Agreement, to be entered into upon the entry of the interim order approving it (the “DIP Financing Agreement”), between the Company and the Buyer. The DIP Financing Agreement provides for senior secured super-priority debtor-in-possession financing facilities (the “DIP Financing”) in an aggregate amount of up to $2,500,000. The DIP Financing will become available upon the satisfaction of customary conditions precedent thereto, including the entry of an order of the Bankruptcy Court approving the DIP Financing on an interim basis.

The proceeds of the DIP Financing will be used by the Company for (i) ongoing debtor-in-possession working capital purposes as approved in a budget acceptable to Buyer (the “Budget”), (ii) the payment of fees and expenses in connection with the transactions related thereto and (iii) general corporate purposes as approved in the Budget.
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The maturity date of the loans made under the DIP Financing is the earliest to occur of: (i) the date of the closing of the Asset Sale, (ii) November 30, 2014 and (iii) the occurrence of an event of default under the DIP Financing Agreement. The outstanding principal on the loans under the DIP Financing will bear interest at a rate of 12% per annum payable monthly in cash in arrears.

The DIP Financing is subject to certain covenants and events of default as set forth in the DIP Financing Agreement.

The foregoing description of the DIP Financing Agreement is qualified in its entirety by reference to the DIP Financing Agreement filed with the Bankruptcy Court.

The foregoing description of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement filed as Exhibit 10.1.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.03 of this Form 8-K regarding the DIP Financing is incorporated herein by reference.

Item 2.04    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Chapter 11 Case described in Item 1.03 above constitutes an event of default under the Note Purchase Agreement entered into on August 12, 2013 by the Company and Vicis Master Capital Fund, the Company’s majority stockholder. As of the Petition Date, there was $5,000,000 outstanding principal under the facility. As a result of the filing of the Chapter 11 Case, all amounts outstanding under such facility became immediately due and payable.

As a result of the filing of Chapter 11 Case, the Company believes that the ability of the lender to seek remedies to enforce their rights against the Company under these and other agreements are stayed and creditor rights of enforcement against the Debtors are subject to the applicable provisions of the Bankruptcy Code.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially from the future results expressed or implied by the forward-looking statements. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward-looking statements. These statements speak only as of the date of this Current Report on Form 8-K, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise.

The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of its Chapter 11 bankruptcy proceedings is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in our Chapter 11 bankruptcy proceedings. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Item 9.01	Financial Statement and Exhibits.

Exhibit	Description

10.1	Asset Purchase Agreement dated as of July 28, 21014 by and between Ambient Corporation and Ericsson, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBIENT CORPORATION

Dated: July 29, 2014	By:	/s/ John J. Joyce
John J. Joyce
Chief Executive Officer